UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 5, 2006 - March 30, 2006
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 30, 2006, Kerr-McGee Corporation completed the separation of Tronox Incorporated, previously a majority-owned subsidiary holding Kerr-McGee’s chemical business. Kerr-McGee distributed to its stockholders, in the form of a share dividend, .20164 of a share of Tronox Incorporated Class B common stock for each outstanding share of Kerr-McGee common stock owned as of the record date of March 20, 2006.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information

The following pro forma financial statements giving effect to the disposition of Tronox Incorporated are filed as Exhibit 99.1 and incorporated herein by reference:

•  Unaudited condensed consolidated balance sheet as of December 31, 2005

•  Unaudited condensed consolidated statements of income for the years ended
                         December 31, 2005, 2004 and 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: April 5, 2006